SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 24, 2003



                   Goldman Sachs Asset Backed Securities Corp.
             (Exact name of registrant as specified in its charter)


          Delaware                 333-101904              02-0678069
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
      of Incorporation)             File No.)          Identification No.)


                                 85 Broad Street
                               New York, NY 10004
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 902-1000
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.   Other Events

         The Registrant registered issuances of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-101904) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 9:00AM on March 13, 2003. Pursuant to this Registration Statement, the Registrant issued and sold $522,369,000 in aggregate principal amount of Asset Backed Securities, Series 2003-1 (the "Securities"). This transaction closed on April 24, 2003. In connection with this transaction, the Registrant entered into the material agreements attached hereto as exhibits.

Item 7.   Financial Statements and Exhibits

         A list of the Exhibits filed herewith is attached hereto.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Goldman Sachs Asset Backed Securities Corp.


                               By:   /s/ Samuel Ramos
                                    --------------------------------------
                                    Name:    Samuel Ramos
                                    Title:   Secretary

Dated: May 9, 2003

                                 EXHIBIT INDEX

Exhibit No. Description
----------- -----------

1.1 Underwriting Agreement, dated as of April 17, 2003, between Goldman, Sachs & Co. and Goldman Sachs Asset Backed Securities Corp.

4.1.1 Indenture, dated as of April 1, 2003, between GS Auto Loan Trust 2003-1 and JPMorgan Chase Bank

4.1.2       Form of Asset Backed Note (included as part of Exhibit 4.1.1)

4.2.1 Amended and Restated Trust Agreement, dated as of April 1, 2003, between Goldman Sachs Asset Backed Securities Corp. and Wilmington Trust Company

4.2.2       Form of Trust Certificate (included as part of Exhibit 4.2.1)

10.1 Sale and Servicing Agreement, dated as of April 1, 2003, among GS Auto Loan Trust 2003-1, Goldman Sachs Asset Backed Securities Corp., Goldman Sachs Mortgage Company, The Huntington National Bank and JPMorgan Chase Bank

10.2 Assignment, Assumption and Recognition Agreement, dated as of April 1, 2003, between Goldman Sachs Asset Backed Securities Corp. and Goldman Sachs Mortgage Company

10.3 Purchase and Servicing Agreement, dated as of February 28, 2003, between Goldman Sachs Mortgage Company and the Huntington National Bank